Securities Act Registration No. 33-96634
                                        Investment Company Act Reg. No. 811-9094
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                         ------------------------------
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

                         Pre-Effective Amendment No. [ ]

                       Post-Effective Amendment No. 6 |X|
                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

                               Amendment No. 7 |X|
                        (Check appropriate box or boxes.)
                       -----------------------------------

                              LEUTHOLD FUNDS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   100 North Sixth Street, Suite 700A
                         Minneapolis, Minnesota                    55403
                ----------------------------------------         ----------
                (Address of Principal Executive Offices)         (ZIP Code)

                                 (612) 332-9141
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                                    Copy to:
Steven C. Leuthold
Leuthold & Anderson, Inc.                            Richard L. Teigen
100 North Sixth Street                               Foley & Lardner
Suite 700A                                           777 East Wisconsin Avenue
Minneapolis, Minnesota  55403                        Milwaukee, Wisconsin 53202
--------------------------------------               --------------------------
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

[ ]      immediately upon filing pursuant to paragraph (b)

[ ]      on (date) pursuant to paragraph (b)

[ ]      60 days after filing pursuant to paragraph (a) (1)

[ ]      on (date) pursuant to paragraph (a) (1)

[ ]      75 days after filing pursuant to paragraph (a) (2)

|X|      on June 15, 2000 pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
June 15, 2000

(LEUTHOLD SELECT INDUSTRIES FUND LOGO)

(GRIZZLY SHORT FUND LOGO)

Leuthold Select Industries Fund seeks capital appreciation. It invests substantially all of its assets in equity securities traded in the U.S. securities markets.

The Grizzly Short Fund sells short common stocks of U.S. companies. The aggregate amount of its outstanding short positions typically will be approximately equal to its outstanding net assets.

Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Funds invest and the services they offer to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRE-SENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

      Leuthold Select Industries Fund
      Grizzly Short Fund
      100 North Sixth Street
      Suite 700A
      Minneapolis, Minnesota  55403
      (612) 332-9141

TABLE OF CONTENTS

Questions Every Investor Should Ask
  Before Investing in the Funds                                 1
Fees and Expenses                                               3
Investment Objectives and Strategies                            4
Management of the Funds                                         4
The Funds'  Share Price                                         7
Purchasing Shares                                               8
Redeeming Shares                                               10
Exchanging Shares                                              12
Dividends, Distributions and Taxes                             12

                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                            INVESTING IN THE FUNDS

1. WHAT ARE THE FUNDS' GOALS?

LEUTHOLD SELECT INDUSTRIES FUND

Leuthold Select Industries Fund seeks capital appreciation.

GRIZZLY SHORT FUND

Grizzly Short Fund seeks capital appreciation. However, as its principal investment strategy is to sell stocks short, it may be difficult for the Fund to achieve its goal in rising stock markets.

2. WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

LEUTHOLD SELECT INDUSTRIES FUND

Leuthold Select Industries Fund seeks capital appreciation by investing substantially all of its assets in equity securities traded in the U.S. securities markets. The Select Industries Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief investors can achieve superior investment performance through group selection. The Fund's investment adviser, Leuthold Weeden Capital Management, LLC (the "Adviser") believes that as shifts among industry groups in the equity market have become more dramatic, group selection has become as, or more, important than individual stock selection in determining investment performance.

The Adviser considers a group to be a collection of stocks whose investment performance tends to be similarly influenced by a variety of factors. The Adviser currently monitors about 125 groups. The five major types of groups the Adviser monitors are:

   O Traditional Broad Economic Sectors such as Information Technology, Health Care, or Financial Services.

   O Thematic Broad Groups that may bridge a number of industries such as "Inflation Beneficiaries" or "Education".

   O Industry Specific Groups are narrower themes. Examples include "Airlines," "Healthcare Facilities" or "Semiconductors".

   O Quantitative Themes are groups where the only commonality of the stocks in the group are statistical with typically no industry commonality. Examples include "Emerging Growth" or "Undervalued and Unloved".

   O Special Situations are groups that the Adviser may monitor for only a limited period of time. Examples include "Asia Exposure" and "Year 2000 Problem Solvers".

The Select Industries Fund will invest in companies of all sizes and industries as well as in "growth" stocks and "value" stocks. The Adviser updates its group selection monthly and will adjust the Fund's portfolio as necessary to keep the Fund invested in stocks in those groups which the Adviser believes are the most attractive.

GRIZZLY SHORT FUND

The Grizzly Short Fund sells stocks short. The aggregate amount of its outstanding short positions typically will be approximately equal to its net assets. When the Fund's outstanding short positions equal its net assets, it is "100% short." Like the Select Industries Fund, the Grizzly Short Fund utilizes a disciplined, unemotional, quantitative investment approach. The Grizzly Short Fund believes that in all market conditions there will exist some companies whose stocks are overvalued by the market and that capital appreciation can be realized by selling short those stocks. However the best overall results typically will be achieved in declining stock markets. In rising stock markets the risk of loss usually is much greater.

The Fund's investment adviser, also Leuthold Weeden Capital Management, LLC, follows a universe of domestic common stocks that:

   O   Have a market capitalization in excess of $1 billion; and

   O   Trade, on average, shares having a value of $1 million or more each day.

The Fund generally will have outstanding approximately 50 stocks that it has sold short. The Fund may increase the number of stocks it sells short if market conditions warrant an increase. These stocks will be diversified over a number of industries. In determining which stocks to sell short, the Adviser calculates a Vulnerability Index for each security in the universe of stocks it follows. The Vulnerability Index attempts to identify those stocks which are most likely to decline in price or to underperform the market. In calculating a Vulnerability Index the Adviser considers twelve or more components. Some of the components include fundamental factors such as earnings growth or dividends, while other components consider market factors such as institutional trading activity or insider buying or selling. From time to time the Fund may sell short index-related securities. The Fund will do so to rapidly increase its short position.

The Fund also follows a disciplined approach in determining when to cover its short positions. The factors the Adviser considers in determining when to cover short positions include:

   O   Price movements of the stocks sold short;

   O   Changes in the Vulnerability Index;

   O   Daily trading volume of the stock; and

   O News and articles concerning the stock appearing in financial services and publications.

3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

Investors in either Fund may lose money. There are risks associated with each Fund's principal investment strategies.

LEUTHOLD SELECT INDUSTRIES FUND

   O MARKET RISK: The Fund invests principally in common stocks. The prices of the stocks in which the Fund invests may decline for a number of reasons. The price declines may be steep, sudden and/or prolonged.

   O FOREIGN SECURITIES RISK: Some of the securities in which the Fund invests may be issued by foreign companies, either directly or through American Depository Receipts ("ADRs"). Investments in these securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments.
       Foreign companies may not be subject to the regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

   O HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

   O QUANTITATIVE INVESTMENT APPROACH RISK: The Fund utilizes a quantitative investment approach based on past market performance. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

GRIZZLY SHORT FUND

   O MARKET RISK: The prices of the securities the Fund has sold short may rise for a number of reasons.

   O SHORT SALES RISK: The Fund's investment performance will suffer if a security that it has sold short appreciates in value. The Fund's investment performance may also suffer if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders.

   O RISING STOCK MARKET RISK: The Fund typically will be "100% short." Accordingly in rising stock markets its risk of loss will be greater than in declining stock markets. Over time stock markets have risen more often than they have declined. Investors who wish to hedge some or all of their stock portfolios might find that investment goal consistent with an investment in the Fund. However because movements in the prices of the stocks the Fund has sold short are unlikely to correlate perfectly with the stocks in an investor's portfolio, such an investor could incur both a loss on the investor's stock portfolio and the investor's investment in the Fund.

   O HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commission or markups or markdowns) which the Fund must pay and increased realized gain (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

   O QUANTITATIVE INVESTMENT APPROACH RISK: The Fund utilizes a quantitative investment approach based on past market performance. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

                               FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                     LEUTHOLD SELECT     GRIZZLY
                                     INDUSTRIES FUND     SHORT FUND
                                     ---------------     ----------
Maximum Sales Charge                    No                  No
   (Load) Imposed on                    Sales               Sales
   Purchases (as a                      Charge              Charge
   percentage of
   offering price)

Maximum Deferred Sales                  No                  No
   Charge (Load)                        Deferred            Deferred
                                        Sales               Sales
                                        Charge              Charge

Maximum Sales Charge                    No                  No
   (Load) Imposed on                    Sales               Sales
   Reinvested Dividends                 Charge              Charge
   and Distributions

Redemption Fee                          None*<F1>           None*<F1>

Exchange Fee                            None**<F2>          None**<F2>

 *<F1> Our transfer agent charges a fee of $12.00 for each wire redemption. **<F2> Our transfer agent charges a fees of $5.00 for each telephone exchange.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                     LEUTHOLD SELECT     GRIZZLY
                                     INDUSTRIES FUND     SHORT FUND
                                     ---------------     ----------
Management Fees                         1.00%               1.25%

Distribution
   (12b-1) Fees                         None                None

Other Expenses:

   Service Fees                         0.25%               0.25%

   All remaining
     Other Expenses                     0.70%*<F3>          1.00%*<F3>
                                        -----               -----

Total Other Expenses                    0.95%*<F3>          1.25%*<F3>
                                        -----               -----

Total Annual Fund
  Operating Expenses                    1.95%*<F3>          2.50%*<F3>
                                        -----               -----
                                        -----               -----

*<F3>   Based on our estimates for the fiscal year ending September 30, 2000.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                          1 YEAR        3 YEARS
                                          ------        -------
Leuthold Select Industries Fund            $198           $612
Grizzly Short Fund                         $253           $779

                             INVESTMENT OBJECTIVES
                                 AND STRATEGIES

Both the Leuthold Select Industries Fund and the Grizzly Short Fund seek capital appreciation. Although they have no intention of doing so, each Fund may change its investment objective without obtaining shareholder approval. Shareholders will be notified of any such change. Please remember that an investment objective is not a guarantee. An investment in each Fund might not appreciate and investors could lose money.

Neither the Leuthold Select Industries Fund nor the Grizzly Short Fund will take temporary defensive positions. Although neither Fund will take a temporary defensive position, each Fund will invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements) and hold some cash so that it can pay expenses and satisfy redemption requests. Because the Grizzly Short Fund's principal investment strategy is to effect short sales, a significant portion of its assets will be held in liquid securities, including money market instruments, as "cover" for its short sales. Typically the obligations associated with the Grizzly Short Fund's outstanding short sales will be approximately equal to the Grizzly Short Fund's investments in money market instruments.

                                 MANAGEMENT OF
                                   THE FUNDS

LEUTHOLD WEEDEN CAPITAL MANAGEMENT, LLC MANAGES EACH FUND'S INVESTMENTS

Leuthold Weeden Capital Management, LLC (the "Adviser") is the investment adviser to each Fund. The Adviser's address is:

         100 North Sixth Street
         Suite 700A
         Minneapolis, MN  55403

The Adviser is the successor to Leuthold & Anderson, Inc., which commenced operations in 1987, and Leuthold, Weeden & Associates, L.P., which commenced operations in 1991, and has been each Fund's only investment adviser. As the investment adviser to the Funds, the Adviser manages the investment portfolio for each Fund. It makes the decisions as to which securities to buy and which securities to sell. The Leuthold Select Industries Fund will pay the Adviser an annual investment advisory fee equal to 1.00% of its average net assets, and the Grizzly Short Fund will pay the Adviser an annual investment advisory fee equal to 1.25% of its average net assets. Steven C. Leuthold and James E. Floyd are the co-portfolio managers of the Leuthold Select Industries Fund and as such are primarily responsible for the day-to-day management of that Fund's portfolio. Steven C. Leuthold and Charles D. Zender are the co-portfolio managers of the Grizzly Short Fund and as such are primarily responsible for the day-to-day management of that Fund's portfolio. Mr. Leuthold is the chief executive officer of the managing member of the Adviser. Mr. Leuthold also has been Chairman and Portfolio Manager of Leuthold & Anderson, Inc. since its organization in August, 1987, a portfolio manager of Leuthold, Weeden & Associates, L.P. since January, 1991 and Chairman of the Leuthold Group since November, 1981. Mr. Floyd is a Managing Director and a member of the Adviser and has been a senior analyst of The Leuthold Group since November, 1981. Mr. Zender is a Managing Director and a member of the Adviser and has been a Managing Director of The Leuthold Group since 1991.

THE ADVISER HAS CONSTRUCTED A MODEL PORTFOLIO WITH THE SAME INVESTMENT OBJECTIVE AS THE LEUTHOLD SELECTED INDUSTRIES FUND

Since January 1, 1996 the Adviser and its predecessors have constructed a model portfolio (the "Model") using substantially similar, though not identical, investment strategies and techniques as those used by the Leuthold Select Industries Fund. The results below illustrate the performance of a hypothetical investment in the Model. Since January 1, 1996 a portion of the assets in accounts managed by the Adviser and its predecessors were managed using similar, though not identical, investment strategies and techniques as those used by the Model and the Leuthold Select Industries Fund. The investment returns before expenses of the portions of those accounts so managed were not materially different from those of the Model.

The performance of the Model assumes an initial investment on the Model's inception date in the securities then selected by the Adviser's quantitative investment approach. The Model then assumes that securities transactions for the Model were effected at the same prices and times as securities transactions for the other accounts managed by the Adviser and its predecessors that then used the quantitative investment approach utilized by the Leuthold Select Industries Fund. The performance of the Model includes commission payments, reflects the reinvestment of dividends and the payment of other expenses accrued at the annual rate of 1.95% of the Model's average net assets.

The performance information for the Model and the Standard & Poor's Composite Index of 500 Stocks ("S&P 500") is based on data supplied by the Adviser or from statistical services, reports or other sources which the Adviser believes are reliable. This performance information has not been verified by any third party and is unaudited.

ANNUAL RATES OF RETURN(1)<F4>
YEARS ENDED
DECEMBER 31,                          1996      1997      1998      1999
                                      ----      ----      ----      ----
Model Portfolio                      19.91%    40.72%    15.25%    42.16%
S&P 500 Index                        23.00%    33.30%    28.57%    21.02%

COMPOUNDED ANNUAL RATES OF RETURN(1)<F4>                            SINCE
(FOR THE PERIOD ENDED DECEMBER 31, 1999)    1 YEAR    3 YEARS  JANUARY 1, 1996
                                            ------    -------  ---------------
Model Portfolio                             42.16%    32.11%        28.95%
S&P 500 Index                               21.02%    27.53%        26.38%

(1)<F4> Total annual rate of return is the change in redemption value of units, assuming the reinvestment of dividends. Compounded annual rate of return represents the level annual rate which, if earned for each year in a multiple year period, would produce the cumulative rate of return over that period.

Investors should remember that past performance is not necessarily an indication of future performance. Investors should not consider the performance data of the Model to be an indication of the future performance of the Leuthold Select Industries Fund or the results an individual investor might achieve by investing in the Leuthold Select Industries Fund.

Investors should also recognize that there are limitations inherent in reporting the performance of a model portfolio. The performance of the Model, while based on actual trades, does not reflect trading by the Model. An investor purchasing or selling the same securities as the Model may not have been able to purchase or sell them at the same price as reflected in the performance of the Model.
The performance of the Model does not reflect the effects of cash flows in and out of the portfolio. Unlike the Model, the Leuthold Select Industries Fund will purchase and sell investments continuously and may not be able to be fully invested at all times as was the Model.

THE ADVISER HAS EXPERIENCE MANAGING ACCOUNTS WITH THE SAME INVESTMENT OBJECTIVE AS THE GRIZZLY SHORT FUND

We are providing historical performance data of investment advisory accounts managed by the Adviser and its predecessors. The data illustrates the investment performance of all portfolios similar to the Grizzly Short Fund and compares the performance to specified market indices. The Short Portfolio Composite includes all active accounts of the Adviser and its predecessors invested in the Advant-Hedge Short Selling Program. The Short Portfolio Composite does not include all of the assets under management of the Adviser and its predecessors, but does include all accounts having the same investment objective as the Grizzly Short Fund. It may not accurately reflect the performance of all accounts managed by the Adviser and its predecessors. The accounts included in the Short Portfolio Composite had the same investment objective as the Grizzly Short Fund and were managed using substantially similar, though not in all cases identical, investment strategies and techniques as those used by the Grizzly Short Fund. All performance data is historical and investors should not consider this performance data as an indication of the future performance of the Grizzly Short Fund or the results an individual investor might achieve by investing in the Grizzly Short Fund. Investors should not rely on the historical performance of the Adviser and its predecessors when making an investment decision.

All returns are time-weighted total rates of return and include the reinvestment of interest and the payment of dividends on securities sold short. The performance information for the Short Portfolio Composite is net of the advisory fees charged by the Adviser and its predecessors to the accounts comprising the Short Portfolio Composite and all other expenses (except custody and related expenses). The performance information for the Short Portfolio Composite does not reflect the assessment of the Grizzly Short Fund's advisory fee or other expenses equivalent to the Grizzly Short Fund's operating expenses. The fees and expenses of the Short Portfolio Composite were less than the annual expenses of the Grizzly Short Fund. The performance of the Short Portfolio Composite would have been lower had the Short Portfolio Composite incurred higher fees and expenses. The net effect of the deduction of the Grizzly Short Fund's advisory fee and other operating expenses on annualized performance, including the compounded effect over time, may be significant. The Short Portfolio Composite was not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If it had been, its performance may have been adversely affected.

The performance information for the Short Portfolio Composite and the S&P 500 is based on data supplied by the Adviser or from statistical services, reports or other sources which the Adviser believes are reliable. This performance information has not been verified by any third party and is unaudited. AS DEMONSTRATED BELOW A SHORT FUND IN A GENERALLY RISING STOCK MARKET CAN BE EXPECTED TO SIGNIFICANTLY UNDERPERFORM THE S&P 500 AND OTHER COMPARABLE BROAD-BASED STOCK MARKET INDICES. PORTFOLIO GAINS FOR A SHORT FUND ARE TYPICALLY REALIZED IN DECLINING STOCK MARKET PERIODS.

ANNUAL RATES OF RETURN(1)<F5>
YEARS ENDED
DECEMBER 31,                                    1993      1994      1995      1996      1997      1998      1999
                                                ----      ----      ----      ----      ----      ----      ----
Short Portfolio Composite                     (1.25)%    2.66%    (20.16)%  (8.99)%   (4.83)%   (0.89)%   (3.36)%
S&P 500 Index                                  10.01%    1.22%     37.47%    23.00%    33.30%    28.57%    21.02%

COMPOUNDED ANNUAL RATES OF RETURN(1)<F5>                                             SINCE
(FOR THE PERIOD ENDED DECEMBER 31, 1999)            1 YEAR   3 YEARS   5 YEARS   JUNE 1, 1992
                                                    ------   -------   -------   ------------
Short Portfolio Composite                          (3.36)%   (3.04)%   (7.91)%      (5.60)%
S&P 500 Index                                       21.02%    27.53%    28.52%      20.71%

(1)<F5> The calculation of the rates of return was performed in accordance with the principles set forth in the Performance Presentation Standards endorsed by the Association for Investment Management and Research ("AIMR"). Other performance calculation methods, including the SEC method, may produce different results. The AIMR performance presentation criteria require the presentation of at least a ten-year performance record or performance for the period since inception, if shorter.

        Total annual rate of return is the change in redemption value of units, assuming the reinvestment of dividends. Compounded annual rate of return represents the level annual rate which, if earned for each year in a multiple year period, would produce the cumulative rate of return over that period.

Please remember that past performance is not necessarily an indication of future performance. Investors should also be aware that other performance calculation methods may produce different results, and that comparisons of investment results should consider qualitative circumstances and should be made only for portfolios with generally similar investment objectives.

SERVICE PLANS

Each of the Funds has adopted a service plan pursuant to which it may pay fees of up to 0.25% of its average daily net assets to broker-dealers, financial institutions or other service providers that provide services to investors in the Funds. These services may include:

   O assisting investors in processing purchase, exchange and redemption requests;

   O   processing dividend and distribution payments from the Funds;

   O providing information periodically to customers showing their positions in Fund shares;

   O   providing sub-accounting;

   O   forwarding communications from the Funds to their shareholders.

Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment.

                             THE FUNDS' SHARE PRICE

The price at which investors purchase shares of a Fund and at which shareholders redeem shares of a Fund is called its net asset value. Each Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. The Funds value most money market instruments they hold at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. They will process purchase orders that they receive and accept and redemption orders that they receive AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

   O   Read this Prospectus carefully.

   O Determine how much you want to invest, keeping in mind the following minimums:

       NEW ACCOUNTS
       Individual Retirement
          Accounts                      $ 1,000
       All other accounts               $10,000*<F6>

       *<F6> The Funds may, but are not required to, accept initial investments of not less than $1,000 from investors who are related to, or affiliated with, shareholders who have invested $10,000 in the Funds.

       EXISTING ACCOUNTS
       Dividend reinvestment            No Minimum
       Automatic
          Investment Plan                     $ 50
       All other accounts                     $100

   O Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the Additional Investment Form attached to your Fund's confirmation statements. (The Funds have additional Purchase Applications and Additional Investment Forms if you need them.) If you have any questions, please call 1-800-273-6886.

   O Make your check payable to "Leuthold Select Industries Fund" or "Grizzly Short Fund," as applicable. All checks must be drawn on U.S. banks.
       The Funds will not accept cash or third party checks. FIRSTAR MUTUAL FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

Send the application and check to:

  FOR FIRST CLASS MAIL
  Leuthold Funds, Inc.
  c/o Firstar Mutual Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI  53201-0701

  FOR OVERNIGHT DELIVERY SERVICE
  OR REGISTERED MAIL
  Leuthold Funds, Inc.
  c/o Firstar Mutual Fund Services, LLC
  615 East Michigan Street, 3rd Floor
  Milwaukee, WI  53202-5207

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

If you wish to open an account by wire, please call 1-800-273-6886 prior to wiring funds in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. FUNDS SHOULD BE WIRED TO:

  Firstar Bank,  N.A.
  777 East Wisconsin Avenue
  Milwaukee, WI  53202
  ABA #075000022

  CREDIT:
  Firstar Mutual Fund Services, LLC
  Account #112-952-137

  FURTHER CREDIT:
  (name of Fund to be purchased)
  (shareholder registration)
  (shareholder account number, if known)

You should then send a properly signed Purchase Application marked "FOLLOW-UP" to either of the addresses listed above. PLEASE REMEMBER THAT FIRSTAR BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND FIRSTAR BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS

Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing agents may:

   O Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirement.

   O Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

   O Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

   O Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

   O Be authorized to accept purchase orders on behalf of the Funds. This means that the Funds will process the purchase order at the net asset value which is determined following the Servicing Agent's acceptance of the customer's order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER INFORMATION ABOUT PURCHASING
SHARES OF THE FUNDS

The Funds may reject any share purchase application for any reason. The Funds will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Funds.

The Funds will issue certificates evidencing shares purchased only upon request. The Funds will send investors a written confirmation for all purchases of shares.

The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Funds also offer a telephone purchase option permitting shareholders to make additional purchases by telephone. The Funds offer the following retirement plans:

              TRADITIONAL IRA
              ROTH IRA

Investors can obtain further information about the automatic investment plan, the telephone purchase plan and the IRAs by calling 1-800-273-6886. The Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

Prepare a letter of instruction containing:

   O   account number(s)

   O   the amount of money or number of shares being redeemed

   O   the name(s) on the account

   O   daytime phone number

   O additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, Firstar Mutual Fund Services, LLC, in advance, at 1-800-273-6886 if you have any questions.

Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution IN THE FOLLOWING SITUATIONS:

   O The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

   O The redemption proceeds are to be sent to an address other than the address of record

   O The redemption request is received within 30 days after an address change.

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

Send the letter of instruction to:

  FOR FIRST CLASS MAIL
  Leuthold Funds, Inc.
  c/o Firstar Mutual Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI  53201-0701

  FOR OVERNIGHT DELIVERY SERVICE
  OR REGISTERED MAIL
  Leuthold Funds, Inc.
  c/o Firstar Mutual Fund Services, LLC
  615 East Michigan Street, 3rd Floor
  Milwaukee, WI  53202-5207

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

Instruct Firstar Mutual Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. Shares held in IRAs cannot be redeemed by telephone.

Assemble the same information that you would include in the letter of instruction for a written redemption request.

Call Firstar Mutual Fund Services, LLC at 1-800-273-6886. PLEASE DO NOT CALL THE FUNDS OR THE ADVISER.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

REDEMPTION PRICE

The redemption price per share you receive for redemption requests is the next determined net asset value after:

   O Firstar Mutual Fund Services, LLC receives your written request in proper form with all required information.

   O Firstar Mutual Fund Services, LLC receives your authorized telephone request with all required information.

   O A Servicing Agent that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

PAYMENT OF REDEMPTION PROCEEDS

   O For those shareholders who redeem shares by mail, Firstar Mutual Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request in proper form with all required information.

   O For those shareholders who redeem by telephone, Firstar Mutual Fund Services, LLC will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas Firstar Mutual Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Funds may direct Firstar Mutual Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

   O Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

OTHER REDEMPTION CONSIDERATIONS

When redeeming shares of the Funds, shareholders should consider the following:

   O   The redemption may result in a taxable gain.

   O Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

   O The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

   O If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

   O Firstar Mutual Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

   O Firstar Mutual Fund Services, LLC will not accept telephone redemption requests made within 30 days after an address change.

   O The Funds reserve the right to refuse a telephone redemption request if it believes it is advisable to do so. The Funds and Firstar Mutual Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor Firstar Mutual Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder cannot contact Firstar Mutual Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

   O Firstar Mutual Fund Services, LLC currently charges a fee of $12 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.

   O If your account balance falls below $1,000 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $1,000 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

                               EXCHANGING SHARES

ELIGIBLE FUNDS

Shares of the Funds may be exchanged for shares of:

 O  Leuthold Select Industries Fund

 O  Grizzly Short Fund

 O  Leuthold Core Investment Fund

 O  Firstar Money Market Fund

at their relative net asset values. The Adviser also advises the Leuthold Core Investment Fund. An affiliate of Firstar Mutual Fund Services, LLC, advises Firstar Money Market Fund. Please call 1-800-273-6886 for prospectuses describing Leuthold Core Investment Fund and Firstar Money Market Fund. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

HOW TO EXCHANGE SHARES

1. Read this Prospectus (and, if applicable, the prospectus for Leuthold Core Investment Fund) carefully.

2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $10,000 minimum.

3. Call Firstar Mutual Fund Services, LLC at 1-800-273-6886. You may also make an exchange by writing to Leuthold Funds, Inc., c/o Firstar Mutual Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

                            DIVIDENDS, DISTRIBUTIONS
                                   AND TAXES

The Funds distribute substantially all of their net investment income quarterly and substantially all of their capital gains annually. You have three distribution options:

AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional shares of the Funds.

CASH DIVIDEND OPTION - Dividends will be paid in cash and capital gains will be reinvested in additional shares of the Funds.

ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

You may make your distribution election on the Purchase Application. You may change your election by writing to Firstar Mutual Fund Services, LLC or by calling 1-800-273-6886.

Each Fund's distributions, whether received in cash or additional shares, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the applicable Fund holds the assets generating the capital gains). The Leuthold Select Industries Fund expects that its distributions will consist primarily of long-term and short-term capital gains. The Grizzly Short Fund expects that normally its distributions will consist of both ordinary income and short-term capital gains.

To learn more about the Leuthold Select Industries Fund and the Grizzly Short Fund, you may want to read their Statement of Additional Information (or "SAI") which contains additional information about the Funds. The Funds have incorporated by reference, the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the Funds' investments by reading the Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling Firstar Mutual Fund Services, LLC at 1-800-273-6886.

Prospective investors and shareholders who have questions about Funds may also call the following number or write to the following address.

     Leuthold Funds, Inc.
     100 North Sixth Street
     Suite 700A
     Minneapolis, MN 55403
     1-888-200-0409

The general public can review and copy information about Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Funds are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

     Public Reference Section
     Securities and Exchange Commission
     Washington, D.C. 20549-6009

Please refer to the Funds' Investment Company Act File No. 811-09094 when seeking information about the Funds from the Securities and Exchange Commission.




                                EXPLANATORY NOTE


          This Post-Effective Amendment No. 6 (the "Amendment") to the Registrant's Registration Statement on Form N-1A is being filed to add the Leuthold Select Industries Fund and the Grizzly Short Fund, each new series of the Registrant, Leuthold Funds, Inc. This Amendment incorporates by reference in its entirety Part A of Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A with respect to the Leuthold Core Investment Fund, filed with the Securities and Exchange Commission (the "SEC") on January 31, 2000, as if set forth here in full.

          This Amendment also incorporates by reference in its entirety Part B of Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A with respect to the Leuthold Core Investment Fund, filed with the SEC on January 31, 2000, as if set forth here in full.

STATEMENT OF ADDITIONAL INFORMATION                                June 15, 2000
for LEUTHOLD SELECT INDUSTRIES FUND
     GRIZZLY SHORT FUND


                              LEUTHOLD FUNDS, INC.
                             100 North Sixth Street
                                   Suite 700A
                          Minneapolis, Minnesota 55403




          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Leuthold Select Industries Fund and Grizzly Short Fund dated June 15, 2000. Requests for copies of the Prospectus should be made by writing to Leuthold Funds, Inc., 100 North Sixth Street, Suite 700A, Minneapolis, Minnesota 55403, Attention: Corporate Secretary, or by calling 1-800-273-6886.

                               Leuthold Funds, Inc.

                                TABLE OF CONTENTS
                                -----------------
                                                                        Page No.
                                                                        --------

FUND HISTORY AND CLASSIFICATION...............................................1

INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT CONSIDERATIONS.....................................................3

DIRECTORS AND OFFICERS OF THE CORPORATION.....................................7

OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS............................9

INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT
 AND ACCOUNT SERVICES AGENT..................................................10

SERVICE PLANS................................................................13

DETERMINATION OF NET ASSET VALUE.............................................14

REDEMPTION OF SHARES.........................................................14

SYSTEMATIC WITHDRAWAL PLAN...................................................15

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES............................15

ALLOCATION OF PORTFOLIO BROKERAGE............................................16

TAXES........................................................................17

STOCKHOLDER MEETINGS.........................................................18

CAPITAL STRUCTURE............................................................19

PERFORMANCE INFORMATION......................................................20

INDEPENDENT ACCOUNTANTS......................................................21

          No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated June 15, 2000, and, if given or made, such information or representations may not be relied upon as having been authorized by Leuthold Funds, Inc.

          This Statement of Additional Information does not constitute an offer to sell securities.

                                      (i)

                         FUND HISTORY AND CLASSIFICATION

          Leuthold Funds, Inc. (the "Corporation") is an open-end management investment company consisting of three diversified portfolios, the Leuthold Core Investment Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund (individually a "Fund" and collectively the "Funds"). This Statement of Additional Information provides information about the Leuthold Select Industries Fund and the Grizzly Short Fund. Leuthold Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act"). Leuthold Funds, Inc. was incorporated as a Maryland corporation on August 30, 1995.

                             INVESTMENT RESTRICTIONS

          The Leuthold Select Industries and the Grizzly Short Fund have adopted the following investment restrictions which are matters of fundamental policy. Each Fund's investment restrictions cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.

          1. Each Fund will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer (except that up to 25% of that value of each Fund's total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

          2. Neither Fund will buy securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that each Fund may (i) borrow money to the extent set forth in investment restriction no. 4; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

          3. Each Fund may sell securities short and write put and call options to the extent permitted by the Act. Neither Fund has any present intention of writing put or call options. The Leuthold Select Industries Fund has no present intention of selling securities short.

          4. Each Fund may borrow money or issue senior securities to the extent permitted by the Act.

          5. Each Fund may pledge or hypothecate its assets to secure its borrowings. For purposes of this investment restriction assets held in a segregated account or by a broker in connection with short sales effected by a Fund are not considered to be pledged or hypothecated.

          6. Neither Fund will act as an underwriter or distributor of securities other than of its shares (except to the extent a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

          7. Neither Fund will make loans, except each Fund may enter into repurchase agreements or acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that each Fund may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the Fund's total assets would be the subject of such loans.

          8. Neither Fund will concentrate 25% or more of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

          9. Neither Fund will make investments for the purpose of exercising control or management of any company.

          10. Neither Fund will purchase or sell real estate or real estate mortgage loans and neither Fund will make any investments in real estate limited partnerships.

          11. Neither Fund will purchase or sell commodities or commodity contracts, except that each Fund may enter into futures contracts and options on futures contracts. Neither Fund has any present intention of entering into futures contracts or options on futures contracts.

          12. Neither Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

          Each Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without stockholder approval. These additional restrictions are as follows:

          1. Neither Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of any Fund's investment adviser.

          2. Neither Fund will purchase illiquid securities if, as a result of such purchase, more than 5% of the value of its total assets would be invested in such securities.

          3. Neither Fund will purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of such Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) a Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of such Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 25% of such Fund's net assets would be invested in shares of registered investment companies.

          The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund's fundamental restrictions will be deemed to have occurred. Any changes in a Fund's investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.

                            INVESTMENT CONSIDERATIONS

          The prospectus for the Leuthold Select Industries Fund and the Grizzly Short Fund describe their principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

Money Market Instruments

          The money market instruments in which the Funds may invest include conservative fixed-income securities, such as U.S. Treasury Bills, commercial paper rated A-1 by Standard & Poor's Corporation ("S&P"), or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Funds' investment adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.

          Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. Neither Fund will enter into repurchase agreements with entities other than banks or invest over 5% of its net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Foreign Securities

          The Leuthold Select Industries Fund may invest in securities of foreign issuers traded in the U.S. securities markets, either directly or through American Depository Receipts ("ADRs"). Investments in foreign securities involve special risks and considerations that are not present when the Fund invests in domestic securities. The Grizzly Short Fund may sell short ADRs.

          There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States.

          ADR facilities may be either "sponsored" or "unsponsored." While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications. The Leuthold Select Industries Fund may invest in sponsored and unsponsored ADRs and the Grizzly Short Fund may sell short sponsored and unsponsored ADRs.

Short Sales

          The Grizzly Short Fund will seek to realize additional gains through effecting short sales of securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until the Grizzly Short Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.

Registered Investment Companies

          Each Fund may invest up to 25% of its net assets in shares of registered investment companies. Neither Fund will purchase or otherwise acquire shares of any registered investment company (except as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund) if (a) that Fund and its affiliated persons would own more than 3% of any class of securities of such registered investment company or (b) more than 5% of its net assets would be invested in the shares of any one registered investment company. If a Fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.

          Any investment in a registered investment company involves investment risk. Additionally an investor could invest directly in the registered investment companies in which the Funds invest. By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which a Fund invests related to the distribution of such registered investment company's shares.

          Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until its investment adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

          Investment decisions by the investment advisers to the registered investment companies in which the Funds invest are made independently of the Funds and their investment adviser. At any particular time, one registered investment company in which a Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests. As a result, the Fund would incur certain transactional costs without accomplishing any investment purpose.

Illiquid Securities

          Each Fund may invest up to 5% of its net assets in securities for which there is no readily available market ("illiquid securities"). The 5% limitation includes securities whose disposition would be subject to legal restrictions ("restricted securities"). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in a Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

Lending Portfolio Securities

          In order to generate additional income, each Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the lending Fund or the borrower. The lending Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The lending Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

          The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned will be computed each day and additional collateral be furnished each day if required.

Borrowing

          Each Fund is authorized to borrow money from banks but may not borrow money for investment purposes. Neither Fund will purchase any portfolio securities or effect short sales while any borrowed amounts remain outstanding. Typically, if a Fund borrows money, it will be for the purpose of facilitating portfolio management by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. If a Fund's borrowing exceeds 5% of its net assets or if not repaid within sixty days, it must maintain asset coverage (total assets less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund's assets should fail to meet this 300% coverage test, the Fund within three business days will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Portfolio Turnover

          Each Fund's annual portfolio turnover rate indicates changes in the Fund's portfolio and is calculated by dividing the lesser of purchases or sales of securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. Both the Leuthold Select Industries Fund and the Grizzly Short Fund anticipate that their annual portfolio turnover rates will exceed 100%.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

          As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the directors and officers of the Corporation are as follows:

          *Steven C. Leuthold -- Director, President and Treasurer. Mr. Leuthold, 62, is the chief executive officer of the managing member of Leuthold Weeden Capital Management, LLC (the "Adviser"). He has also been a Portfolio Manager for the predecessors to the Adviser, Leuthold & Anderson, Inc. (since
1987) and Leuthold, Weeden & Associates, L.P. (since 1991), and Chairman of The Leuthold Group since November, 1981. Mr. Leuthold graduated from the University of Minnesota with a B.S. in History in 1960. His address is c/o Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 700A, Minneapolis, MN 55403.

          *Charles D. Zender -- Director. Mr. Zender, 54, has been Managing Director of The Leuthold Group since January, 1991. Prior to such time, he served as a marketing/sales executive of The Leuthold Group since May, 1988. Mr. Zender graduated from the University of Northern Iowa with a B.A. in Accounting/Business Administration in 1970. His address is c/o Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 700A, Minneapolis, MN 55403.

          John S. Chipman -- Director. Mr. Chipman, 73, has been Regent's Professor of Economics at the University of Minnesota since 1981. He was a Guest Professor at the University of Konstanz, Germany from 1986 to 1991 and was awarded an honorary doctorate from such institution in 1991. Mr. Chipman received his Ph.D. in Economics from Johns Hopkins University in 1950. His address is c/o Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 700A, Minneapolis, MN 55403.

---------------
*Messrs. Leuthold and Zender are "interested persons" of the Corporation (as defined in the Act).

          Lawrence L. Horsch -- Director. Mr. Horsch, 65, has been a member of the Board of Directors of Boston Scientific Corp., a public company engaged in developing, producing and marketing medical devices, since February, 1995, when SCIMED Life Systems, Inc., a medical products company he helped organize in 1971, merged with Boston Scientific Corp. Prior to such merger, Mr. Horsch served in various capacities with SCIMED. Life Systems, Inc., including Acting Chief Financial Officer from 1994 to 1995, Chairman of the Board from 1977 to
1994, and as a director from 1977 to 1995. He has also served as Chairman of Eagle Management & Financial Corp., a management consulting firm, since 1990. Mr. Horsch attended the College of St. Thomas and Northwestern University, where he received an M.B.A. in Finance in 1958. His address is c/o Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 700A, Minneapolis, MN 55403.

          Paul M. Kelnberger -- Director. Mr. Kelnberger, 56, joined Johnson, West & Co., PLC, a public accounting firm, in 1969 and has been a partner since 1975. He is also a director of Video Update, Inc., a public company engaged in owning, operating and franchising video rental superstores. Mr. Kelnberger is a Certified Public Accountant (CPA). His address is c/o Johnson, West & Co., PLC, 336 Robert Street North, Suite 1400, St. Paul, MN 55101.

          Edward C. Favreau - Vice President. Mr. Favreau, 48, has been Manager of Marketing and Sales of the Adviser since July, 1999. Prior to joining the Adviser, Mr. Favreau served as Vice President and Sales Manager of U.S. Bancorp Investments Inc. (formerly First Bank Investment Services) from June, 1993 until July, 1999. Prior to that time Mr. Favreau served in various capacities for U.S. Bank from July, 1988 until June, 1993. Mr. Favreau graduated from Mankato State University with a B.S. in Business Administration in 1977. His address is c/o Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 700A, Minneapolis, MN 55403.

          David R. Cragg - Vice President and Secretary. Mr. Cragg, 31, has been Manager of Compliance of the Adviser since January, 1999. Prior to joining the Adviser, Mr. Cragg served as Operations Manager of Piper Trust Company from November, 1997 until January, 1999. Prior to that time, Mr. Cragg served in various capacities for Piper Trust Company from February, 1993 until November, 1997. Mr. Cragg graduated from Westmont College in 1991 with a B.A. in Economics. His address is c/o Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 700A, Minneapolis, MN 55403.

          The Corporation's standard method of compensating directors is to pay each director who is not an interested person of the Corporation a fee of $500 for each meeting of the Board of Directors attended. The Corporation also may reimburse its directors for travel expenses incurred in order to attend meetings of the Board of Directors.

          The table below sets forth the compensation paid by the Corporation to each of the directors of the Corporation during the fiscal year ended September 30, 1999:


                                          COMPENSATION TABLE
                                                                                                  Total
                                                                                                Compensation
                                                                             Estimated        from Corporation
                              Aggregate          Pension or Retirement         Annual            and Fund
         Name of            Compensation          Benefits Accrued As       Benefits Upon     Complex Paid to
          Person           from Corporation      Part of Fund Expenses        Retirement         Directors
          ------           ----------------      ---------------------        ----------         ---------
Steven C. Leuthold                $0                       $0                    $0                 $0

Charles D. Zender                 $0                       $0                    $0                 $0

John S. Chipman                 $2,000                     $0                    $0               $2,000

Lawrence L. Horsch              $2,000                     $0                    $0               $2,000

Paul M. Kelnberger              $2,000                     $0                    $0               $2,000

          The Corporation and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by a Fund. This code of ethics prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

          Set forth below are the names and addresses of all holders of the shares of the Leuthold Core Investment Fund who as of February 29, 2000 owned of record, or to the knowledge of the Corporation, beneficially owned, more than 5% of such Fund's then outstanding shares, as well as the number of shares of such Fund beneficially owned by all officers and directors of the Corporation as a group. (The Leuthold Select Industries Fund and Grizzly Short Fund will commence operations on June 15, 2000.)

          Name and Address
          of Beneficial Owner                Number of Shares   Percent of Class
          -------------------                ----------------   ----------------

Charles Schwab & Co., Inc. (1)
101 Montgomery Street
San Francisco, CA  94104-4122                     886,771             15.00%

National Investor Services Corp. (1)
55 Water Street
32nd Floor
New York, NY  10041-3299                          470,652              7.96%

          Name and Address
          of Beneficial Owner                Number of Shares   Percent of Class
          -------------------                ----------------   ----------------

Fidelity Investments (1)
Institutional Operations Co.
100 Magellan Way
Covington, KY  41015-1987                         428,569              7.25%

American Express Trust Company, Trustee
Gray, Plant, Mooty, Mooty & Bennett
  Retirement Savings Plan
33 South Sixth Street
Suite 3400
Minneapolis, MN  55402-3796                       415,804              7.03%

Donaldson, Lufkin & Jenrette Securities
 Corporation
Attn:  Mutual Funds
P. O. Box 2052
Jersey City, NJ  07303-2052
                                                  412,657              6.98%

Officers and Directors as a Group (8 persons)     136,007(2)(3)        2.30%

--------------------------
     (1) The shares held by Charles Schwab & Co., Inc., National Investor Services Corp., Fidelity Investments and Donaldson, Lufkin & Jenrette Securities Corporation were owned of record only.

     (2)  Includes  16,822  shares  held  in  the  Leuthold  &  Anderson,   Inc.
          Retirement Plan.

     (3) Includes 79,016 shares held by the Steven Leuthold Trust, for which Albert Andrews, Jr. serves as sole trustee, and 13,932 shares held by the Steven C. Leuthold Family Foundation, a charitable trust controlled by Steven C. Leuthold.

                  INVESTMENT ADVISER, ADMINISTRATOR, CUSTODIAN,
                    TRANSFER AGENT AND ACCOUNT SERVICES AGENT

The Adviser

          The investment adviser to each Fund is Leuthold Weeden Capital Management, LLC, 100 North Sixth Street, Suite 700A, Minneapolis, Minnesota 55403 (the "Adviser"). Pursuant to the investment advisory agreements entered into between the Corporation and the Adviser with respect to each Fund (the "Advisory Agreements"), the Adviser furnishes continuous investment advisory services to the Funds. The Adviser is controlled by Steven C. Leuthold who is the chief executive officer and the principal shareholder of the managing member of the Adviser. The Adviser supervises and manages the investment portfolio of each Fund and, subject to such policies as the Board of Directors of the Corporation may determine, directs the purchase or sale of investment securities in the day-to-day management of each Fund's investment portfolio. Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Funds and pays salaries and fees of all officers and directors of the Corporation (except the fees paid to directors who are not interested persons of the Adviser).

          Each Fund pays all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. Each Fund also pays the fees of directors who are not officers of the Corporation, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of assets of the Funds, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems relating thereto.

          The Adviser has undertaken to reimburse each Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed 1.95% of the average net assets of the Leuthold Select Industries Fund and 2.50% of the average net assets of the Grizzly Short Fund for such year, as determined by valuations made as of the close of each business day of the year. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the applicable expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser's fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. If, in any of the three fiscal years following any fiscal year in which the Adviser has reimbursed a Fund for excess expenses, such Fund's expenses, as a percentage of such Fund's average net assets, are less than the applicable expense ratio limit, such Fund shall repay to the Adviser the amount the Adviser reimbursed the Fund; provided, however, that the Fund's expense ratio shall not exceed the applicable limit.

          Each Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the applicable Fund's stockholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

          Each Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

The Administrator

          The administrator to the Corporation is Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Administrator"). Pursuant to separate Fund Administration Servicing Agreements entered into between the Corporation and the Administrator relating to each Fund (the "Administration Agreements"), the Administrator prepares and maintains the books, accounts and other documents required by the Act, responds to stockholder inquiries, prepares each Fund's financial statements and tax returns, prepares certain reports and filings with the SEC and with state blue sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains each Fund's financial and accounting records and generally assists in all aspects of each
Fund's  operations.   The   Administrator,   at  its  own  expense  and  without
reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreements. For the foregoing, the Administrator receives from each Fund a fee, paid monthly at an annual rate of .07% of the first $200,000,000 of the Fund's average net assets,
 .06% of the next $500,000,000 of the Fund's average net assets, and .04% of the Fund's average net assets in excess of $700,000,000. Notwithstanding the foregoing, the minimum annual fee payable to the Administrator is $25,000 for the Leuthold Select Industries Fund and $35,000 for the Grizzly Short Fund.

          Each Administration Agreement will remain in effect until terminated by either party. The Administration Agreements may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Corporation.

          Under the Administration Agreements, the Administrator shall exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with its performance under the Administration Agreements, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreements.

The Custodian

          Firstar Bank, N.A., an affiliate of Firstar Mutual Fund Services, LLC, serves as custodian of the Corporation's assets pursuant to Custody Agreements. Under the Custody Agreements, Firstar Bank, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from stockholders, security brokers and others relating to its duties, and (v) make periodic reports to each Fund concerning each Fund's operations. Firstar Bank, N.A. does not exercise any supervisory function over the purchase and sale of securities.

The Transfer Agent

          Firstar Mutual Fund Services, LLC serves as transfer agent and dividend disbursing agent for the Funds under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Mutual Fund Services, LLC has agreed to (i) issue and redeem shares of each Fund, (ii) make dividend and other distributions to stockholders of each Fund, (iii) respond to correspondence by Fund stockholders and others relating to its duties, (iv) maintain stockholder accounts, and (v) make periodic reports to each Fund.

The Accounting Servicing Agent

          In addition the Corporation has entered into separate Fund Accounting Servicing Agreements with Firstar Mutual Fund Services, LLC relating to each Fund pursuant to which Firstar Mutual Fund Services, LLC has agreed to maintain the financial accounts and records of each Fund and provide other accounting services to the Funds. For its accounting services, Firstar Mutual Fund Services, LLC is entitled to receive fees, payable monthly, (i) from the Leuthold Select Industries Fund based on the total annual rate of $30,000 for the first $100 million of average net assets, .0125% on the next $200 million of average net assets, and .0075% on average net assets exceeding $300 million; and
(ii) from the Grizzly Short Fund based on the total annual rate of $39,000 for the first $100 million of average net assets, .02% on the next $200 million of average net assets, and .01% on average net assets in excess of $300 million. Firstar Mutual Fund Services, LLC is also entitled to certain out of pocket expenses, including pricing expenses.

                                  SERVICE PLANS

          Each of the Funds has adopted a service plan pursuant to which it may pay fees of up to 0.25% of its average daily net assets to broker-dealers, financial institutions or other service providers that provide services to investors in the Funds. Payments under these plans are authorized by the officers of the Corporation.

          The service plan may be terminated by a Fund at any time upon a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or financial interest in the plans and will be terminated if its continuance is not approved at least annually by such directors.

          The Board of Directors reviews quarterly the amount and purposes of expenditures pursuant to the service plans as reported to it by the officers of the Corporation.

                        DETERMINATION OF NET ASSET VALUE

          The net asset value of each Fund is determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

          Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Securities sold short which are listed on an exchange but which are not traded on the valuation date are valued at the average of the current bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at average of the current bid and asked prices. Other assets, including investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

          The Funds have adopted procedures pursuant to Rule 17a-7 under the Investment Company Act of 1940 pursuant to which the Funds may effect a purchase and sale transaction between Funds, with an affiliated person of the Funds (or an affiliated person of such an affiliated person) in which a Fund issues its shares in exchange for securities of a type which are permitted investments for such Fund. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7.

                              REDEMPTION OF SHARES

          The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; (c) an emergency, as determined by the Securities and Exchange

Commission, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

                           SYSTEMATIC WITHDRAWAL PLAN

          An investor who owns shares of any Fund worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Funds or Firstar Mutual Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals. To establish the Systematic Withdrawal Plan, the investor deposits Fund shares with the Corporation and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Fund shares deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required. The investor's signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

          The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value. Redemptions will be made in accordance with the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly, but in no event more than monthly) selected by the investor. If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next preceding business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the investor to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The investor may deposit additional Fund shares in his account at any time.

          Withdrawal payments cannot be considered as yield or income on the investor's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor's account.

          The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Mutual Fund Services, LLC in writing thirty (30) days prior to the next payment.

                AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

          The Funds offer an automatic investment option pursuant to which money will be moved from a stockholder's bank account to the stockholder's Fund account on the schedule (e.g., monthly, bimonthly [every other month], quarterly or yearly) the stockholder selects. The minimum transaction amount is $50.

          The Funds offer a telephone purchase option pursuant to which money will be moved from the stockholder's bank account to the stockholder's Fund account upon request. Only bank accounts held at domestic financial institutions that are automated Clearing House (ACH) members can be used for telephone transactions. To have Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, Firstar Mutual Fund Services, LLC must receive both the purchase order and payment by Electronic Funds
Transfer through the ACH System before the close of regular trading on such date. Most transfers are completed within 3 business days. The minimum amount that can be transferred by telephone is $100.

                        ALLOCATION OF PORTFOLIO BROKERAGE

          Each Fund's securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation's Board of Directors. Decisions to buy and sell securities for each Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for each Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by a Fund. In some cases, transactions are with firms who act as principals for their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. Although the Funds do not initially intend to market their shares through intermediary broker-dealers, each Fund may place portfolio orders with broker-dealers who recommend the purchase of Fund shares to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

          The Adviser may allocate brokerage to Weeden & Co., L.P. ("Weeden") but only if the Adviser reasonably believes the commission and transaction quality are comparable to that available from other qualified brokers. Steven C. Leuthold is a limited partner of Weeden. Weeden's institutional investment research division is designated The Leuthold Group, in which Steven C. Leuthold has a separate 50% pecuniary interest. An affiliate of Weeden, Weeden Investors, L.P., owns 10% of the membership interests of the Adviser. Under the Act, Weeden is prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Weeden, when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which Weeden is a member, will act in accordance with the requirements of Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.

          In allocating brokerage business for each Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause the Funds to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Funds and the other accounts as to which he exercises investment discretion. Weeden will not receive higher commissions because of research services provided.

                                      TAXES

          Each Fund annually will endeavor to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of that Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from that Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

          Dividends from a Fund's net investment income and distributions from a Fund's net realized short-term capital gains are taxable to stockholders as ordinary income, whereas distributions from a Fund's net realized long-term capital gains are taxable as long-term capital gain regardless of the stockholder's holding period for the shares. Such dividends and distributions are taxable to stockholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from a Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by that Fund from domestic corporations in any year are less than 100% of the net investment company taxable income distributions made by the Fund. Gains on short sales generally are treated as short-term capital gains.

          Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him.

          Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a distribution of net long-term capital gains during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

          Each Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that such stockholder is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the Purchase Application and should be completed when the account is opened.

          This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Funds.

                              STOCKHOLDER MEETINGS

          The Maryland General Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

          The Corporation's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

          Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent

(1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

          The Corporation's Articles of Incorporation permit the Directors to issue 1,000,000,000 shares of common stock, with a $.0001 par value. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Corporation is offering three series, the Leuthold Core Investment Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund.

          The shares of each Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose. Generally shares are voted in the aggregate and not by each Fund, except where class voting rights by Fund is required by Maryland law or the Act.

          The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund's share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of all of the Funds. However the Board of Directors of the Corporation may, in its discretion direct that any one or more general liabilities of the Corporation be allocated among the Funds on a different basis. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Corporation, the shareholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

                             PERFORMANCE INFORMATION

          Each Fund may provide from time to time in advertisements, reports to stockholders and other communications with stockholders its average annual compounded rate of return as well as its total return and cumulative total return. An average annual compounded rate of return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. Total return and cumulative total return similarly reflect net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments of a Fund for a stated period, assuming the reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. Total return figures are not annualized or compounded and represent the aggregate percentage of dollar value change over the period in question. Cumulative total return reflects a Fund's total return since inception.

          Each Fund's average annual compounded rate of return figures are computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

Where:     P      =    a hypothetical initial payment of $1,000

           T      =    average annual total return

           n      =    number of years

           ERV    =    ending redeemable value at the end of the period of a
                       hypothetical $1,000 payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

          Each Fund may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as represented by Lipper Analytical Services, Inc., Morningstar, Inc., Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal. (Lipper Analytical Services, Inc. and Morningstar, Inc. are independent fund ranking services that rank mutual funds based upon total return performance.) Each Fund also may compare its performance to the Standard & Poor's Composite Index of 500 Stocks, the S&P 400 Midcap Index, the Russell 2000 Index, the Lehman Brothers Government/Corporate Bond Index, U.S. Treasury Bills and to various combinations thereof.

                             INDEPENDENT ACCOUNTANTS

          Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as the independent accountants for the Funds.

                                     PART C

                                OTHER INFORMATION
Item 23   Exhibits

          (a)(i)    Registrant's Articles of Incorporation (1)

          (a)(ii)   Articles Supplementary

          (a)(iii)  Articles Supplementary

          (b)       Registrant's Bylaws (1)

          (c)       None

          (d)(i)    Investment  Advisory  Agreement  (Leuthold  Core  Investment
                    Fund) (1)

          (d)(ii)   Investment  Advisory  Agreement  (Leuthold Select Industries
                    Fund)

          (d)(iii)  Investment Advisory Agreement (Grizzly Short Fund)

          (e)       None

          (f)       None

          (g)(i) Custodian Agreement with Firstar Trust Company (predecessor to Firstar Bank, N.A.) (Leuthold Core Investment Fund) (1)

          (g)(ii) Custodian Agreement with Firstar Bank, N.A. (Leuthold Select Industries Fund)

          (g)(iii)  Custodian  Agreement with Firstar Bank, N.A.  (Grizzly Short
                    Fund)

          (h)(i) Fund Administration Servicing Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC) (Leuthold Core Investment Fund) (1)

          (h)(ii) Fund Administration Servicing Agreement with Firstar Mutual Fund Services, LLC (Leuthold Select Industries Fund)

          (h)(iii) Fund Administration Servicing Agreement with Firstar Mutual Fund Services, LLC (Grizzly Short Fund)

          (h)(iv)   Transfer   Agent   Agreement   with  Firstar  Trust  Company
                    (predecessor to Firstar Mutual Fund Services, LLC) (Leuthold Core Investment Fund) (1)

          (h)(v) Transfer Agent Agreement with Firstar Mutual Fund Services, LLC (Leuthold Select Industries Fund)

          (h)(vi) Transfer Agent Agreement with Firstar Mutual Fund Services, LLC (Grizzly Short Fund)

          (h)(vii) Fund Accounting Servicing Agreement with Firstar Trust Company (predecessor to Firstar Mutual Fund Services, LLC) (Leuthold Core Investment Fund) (1)

          (h)(viii) Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC (Leuthold Select Industries Fund)

          (h)(ix) Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC (Grizzly Short Fund)

          (h)(x)    Service Plan

          (i)       Opinion of Foley & Lardner, counsel for Registrant.

          (j)       Consent of Arthur Andersen LLP

          (k)       None

          (l)       Subscription Agreement (1)

          (m)       None

          (n)       None

          (p) Code of Ethics of Leuthold Funds, Inc. and Leuthold & Anderson, Inc. (2)

------------------
(1) Previously filed as an exhibit to Post-Effective Amendment No. 3 to the Registration Statement and incorporated by reference thereto.
     Post-Effective Amendment No. 3 was filed on January 23, 1998 and its accession number is 0000897069-98-000011.

(2) Previously filed as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement and incorporated by reference thereto.
     Post-Effective Amendment No. 5 was filed on January 31, 2000 and its accession number is 0000897069-00-000023.

Item 24   Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any other person.

Item 25   Indemnification
          ---------------

          Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

Section 7.     Indemnification.
---------      ---------------

               A.  The   Corporation   shall  indemnify  all  of  its  corporate
representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

               B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made:
(i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

               C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

               D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

               E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

               F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

               G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

               Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26   Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27   Principal Underwriters
          ----------------------

          Not Applicable.

Item 28   Location of Accounts and Records
          --------------------------------

          The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at 100 North Sixth Street, Suite 700A, Minneapolis, Minnesota; and all other records will be maintained by the Registrant's Administrator, Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin.

Item 29   Management Services
          -------------------

          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30   Undertakings
          ------------

          Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 27th day of March, 2000.

                                          LEUTHOLD FUNDS, INC.
                                          (Registrant)


                                          By: /s/ Steven C. Leuthold
                                             ----------------------------------
                                              Steven C. Leuthold, President

          Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

          Name                     Title                          Date
          ----                     -----                          ----

/s/ Steven C. Leuthold         President and Treasurer        March 27, 2000
---------------------------    (Principal Executive,
Steven C. Leuthold             Financial and Accounting
                               Officer) and a Director

/s/ Charles D. Zender          Director                       March 27, 2000
---------------------------
Charles D. Zender

/s/ John S. Chipman            Director                       March 27, 2000
---------------------------
John S. Chipman

/s/ Lawrence L. Horsch         Director                       March 27, 2000
---------------------------
Lawrence L. Horsch

/s/ Paul M. Kelnberger         Director                       March 27, 2000
---------------------------
Paul M. Kelnberger

                                  EXHIBIT INDEX
                                  -------------

   Exhibit No.      Exhibit                                             Page No.
   ----------       -------                                             -------

          (a)(i)    Registrant's Articles of Incorporation*

          (a)(ii)   Articles Supplementary

          (a)(iii)  Articles Supplementary

          (b)       Registrant's Bylaws*

          (c)       None

          (d)(i)    Investment  Advisory Agreement (Leuthold Core
                    Investment Fund)

          (d)(ii)   Investment   Advisory   Agreement   (Leuthold
                    Select Industries Fund)

          (d)(iii)  Investment  Advisory Agreement (Grizzly Short
                    Fund)

          (e)       None

          (f)       None

          (g)(i)    Custodian   Agreement   with  Firstar   Trust
                    Company  (predecessor to Firstar Bank,  N.A.)
                    (Leuthold Core Investment Fund)*

          (g)(ii)   Custodian  Agreement with Firstar Bank,  N.A.
                    (Leuthold Select Industries Fund)

          (g)(iii)  Custodian  Agreement with Firstar Bank,  N.A.
                    (Grizzly Short Fund)

          (h)(i)    Fund Administration  Servicing Agreement with
                    Firstar Trust Company (predecessor to Firstar
                    Mutual Fund  Services,  LLC)  (Leuthold  Core
                    Investment Fund)*

          (h)(ii)   Fund Administration  Servicing Agreement with
                    Firstar Mutual Fund  Services,  LLC (Leuthold
                    Select Industries Fund)

   Exhibit No.      Exhibit                                             Page No.
   ----------       -------                                             -------

          (h)(iii)  Fund Administration  Servicing Agreement with
                    Firstar  Mutual Fund  Services,  LLC (Grizzly
                    Short Fund)

          (h)(iv)   Transfer  Agent  Agreement with Firstar Trust
                    Company  (predecessor  to Firstar Mutual Fund
                    Services,   LLC)  (Leuthold  Core  Investment
                    Fund)*

          (h)(v)    Transfer Agent  Agreement with Firstar Mutual
                    Fund   Services,    LLC   (Leuthold    Select
                    Industries Fund)

          (h)(vi)   Transfer Agent  Agreement with Firstar Mutual
                    Fund Services, LLC (Grizzly Short Fund)

          (h)(vii)  Fund  Accounting   Servicing  Agreement  with
                    Firstar Trust Company (predecessor to Firstar
                    Mutual Fund  Services,  LLC)  (Leuthold  Core
                    Investment Fund)*

          (h)(viii) Fund  Accounting   Servicing  Agreement  with
                    Firstar Mutual Fund  Services,  LLC (Leuthold
                    Select Industries Fund)

          (h)(ix)   Fund  Accounting   Servicing  Agreement  with
                    Firstar  Mutual Fund  Services,  LLC (Grizzly
                    Short Fund)

          (h)(x)    Service Plan

          (i)       Opinion  of  Foley  &  Lardner,  counsel  for
                    Registrant.

          (j)       Consent of Arthur Andersen LLP

          (k)       None

          (l)       Subscription Agreement (1)

          (m)       None

          (n)       None

          (p)       Code of Ethics of Leuthold  Funds,  Inc.  and
                    Leuthold & Anderson, Inc.*